UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2006
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
713-381-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 13, 2006, Enterprise Products Partners L.P. (the “Partnership”), its subsidiary operating partnership, Enterprise Products Operating L.P. (the “Operating Partnership”), and their respective general partners entered into an underwriting agreement relating to the public offering of $300,000,000 principal amount of the Operating Partnership’s 8.375% Fixed/Floating Rate Junior Subordinated Notes due 2066 (the “LoTSSM”). The LoTSSM are guaranteed on a subordinated basis by the Partnership (the “Guarantee,” and together with the LoTSSM, the “Securities”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the Securities occurred on July 18, 2006.
     The Securities were issued pursuant to the Indenture dated as of October 4, 2004 (the “Base Indenture”) among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture dated July 18, 2006 among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Indenture allows the Operating Partnership to elect to defer interest payments on the LoTSSM on one or more occasions for up to ten consecutive years subject to certain conditions. The Indenture also provides that, unless (1) all deferred interest on the LoTSSM has been paid in full as of the most recent interest payment date, (2) no event of default under the Indenture has occurred and is continuing and (3) the Partnership is not in default of its obligations under the Guarantee, then the Operating Partnership and the Partnership may not declare or make any distributions with respect to any of their respective equity securities or make any payments on indebtedness or other obligations that rank pari passu with or subordinate to the LoTSSM. Reference is hereby made to the Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto, for the complete terms of the LoTSSM .
     In connection with the issuance of the LoTSSM the Operating Partnership entered into a Replacement Capital Covenant in favor of the covered debtholders named therein pursuant to which the Operating Partnership agreed for the benefit of such debtholders that it would not redeem or repurchase the LoTSSM unless such redemption or repurchase is made from the proceeds of the issuance of certain securities more fully described therein. Reference is hereby made to the Replacement Capital Covenant, which is filed as Exhibit 99.1 hereto, for the complete terms of the Replacement Capital Covenant.
     On July 14, 2006, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated July 13, 2006 to the accompanying base prospectus dated March 23, 2005 included in the Partnership’s and the Operating Partnership’s registration statement on Form S-3 (Registration Nos. 333-123150 and 333-123150-01), as amended. The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement dated July 13, 2006 among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and Wachovia Capital Markets, LLC and Lehman Brothers Inc, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture dated as of October 4, 2004 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2	Eighth Supplemental Indenture to Indenture dated as of July 18, 2006 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1	Validity Opinion of Bracewell & Giuliani LLP.

8.1	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1	Replacement Capital Covenant dated July 18, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products GP, LLC, as General Partner

Dated: July 19, 2006	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated July 13, 2006 among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating L.P. and Wachovia Capital Markets, LLC and Lehman Brothers Inc, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture dated as of October 4, 2004 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2	Eighth Supplemental Indenture to Indenture dated as of July 18, 2006 among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1	Validity Opinion of Bracewell & Giuliani LLP.

8.1	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1	Replacement Capital Covenant dated July 18, 2006, executed by Enterprise Products Operating L.P. in favor of the covered debtholders described therein.